UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2018

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on June 12, 2018. At that meeting, the stockholders considered and acted upon the following proposals:

1. The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each nominee was approved by the stockholders by the affirmative vote of at least 97% of the votes cast. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Samuel T. Byrne	46,228,918	461,321	18,388	2,206,414
Dwight D. Churchill	46,445,418	244,809	18,400	2,206,414
Glenn Earle	46,244,249	445,985	18,393	2,206,414
Niall Ferguson	46,077,002	505,682	125,941	2,206,416
Sean M. Healey	45,309,936	1,106,818	291,873	2,206,414
Tracy P. Palandjian	46,284,564	299,299	124,763	2,206,415
Patrick T. Ryan	45,649,390	1,040,949	18,288	2,206,414
Karen L. Yerburgh	46,357,294	333,201	18,131	2,206,415
Jide J. Zeitlin	45,772,054	918,763	17,809	2,206,415

2. Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers by the affirmative vote of approximately 94% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,392,239	2,572,329	1,743,995	2,206,478

3. The Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The proposal was approved by the stockholders by the affirmative vote of approximately 98% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
47,612,477	1,157,054	145,510

4. The Election of Nathaniel Dalton as an Additional Director. The stockholders elected Mr. Dalton to serve as a director until the 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Dalton’s election was approved by the stockholders by the affirmative vote of approximately 99% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,774,738	128,404	15,168	2,996,731

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 13, 2018	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary